UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 5, 2020

ATN INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12593	47-0728886
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		Identification No.)

500 Cummings Center

Beverly, MA 01915

(Address of principal executive offices and zip code)

(978) 619-1300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	ATNI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

As set forth in the Company’s Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission on April 29, 2020 by ATN International, Inc. (the “Company”), effective January 1, 2020, the Company announced the restructuring of its presentation of revenue in the Condensed Consolidated Statement of Operations and in the Selected Segment Financial Information tables.  This change is intended to better align the Company’s reporting of financial performance with industry competitors and the views of Company management, and to facilitate a more constructive dialogue with the investment community.

On May 5, 2020, the Company posted on its website certain recast historical financial information that reflects the change in presentation in its revenue categories described above for the three month and quarterly periods ended March 31, 2019, June 30, 2019, September 30, 2019 and December 31, 2019. The recast financial information is available at https://ir.atni.com/financial-information.

The foregoing changes impact only the manner in which the results for the Company's performance were previously reported, are being furnished solely to aid investors by providing supplemental information, and do not represent a restatement of the Company's previously issued consolidated financial statements that were included in the Company's 2019 Form 10-K, as amended. The Company's quarterly 2019 recast financial information, previously presented in earnings releases for the same periods, is attached as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such filing or document.

Item 9.01	Financial Statements and Exhibits

(d)       Exhibits.

99.1	Recast 2019 Quarterly Revenue Categories.
104	Cover page formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATN INTERNATIONAL, INC.

	By:	/s/ Justin D. Benincasa
Justin D. Benincasa
Chief Financial Officer

Dated: May 5, 2020.

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